Supplement dated February 11, 2020, to the
Prospectus for your Variable Annuity

Issued by

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectuses and Statements of Additional Information. If you would like another copy of the current Annuity Prospectus, please call us at 1-800-457-7617.
For qualified annuity contract owners and qualified employer plan participants attaining age 70 ½ on or after January 1, 2020, the age at which you must begin taking Required Minimum Distributions is increased to age 72. This change does not impact contract owners or participants who attained age 70 ½ before January 1, 2020.
Beneficiaries of qualified annuity contract owners and defined contribution plan participants who die on or after January 1, 2020, with limited exceptions, will be required to take the entire death benefit within ten years of the death. This rule does not apply to eligible designated beneficiaries (“EDB”), who are: (1) the owner/participant’s surviving spouse, (2) the owner/participant’s minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than the owner/participant. Instead of taking distributions under the new 10-year rule, an EDB can elect to take distributions over life, or over a period not extending beyond life expectancy, provided that such distributions commence by December 31 of the year following the date of death, subject to certain special rules. An individual’s status as an EDB is determined on the date of the owner/participant’s death.
The limit prohibiting individuals who have attained age 70 ½ from making non-rollover contributions to traditional IRAs is repealed for tax years after December 31, 2019.
You should consult with your financial professional or tax advisor if you believe you are affected by these changes.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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